Summary of Significant Accounting Policies - Cash, Cash Equivalents and Restricted Cash Reconciliation (Details) - USD ($) $ in Thousands	Sep. 30, 2022	Dec. 31, 2021	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Accounting Policies [Abstract]
Cash and cash equivalents	$ 50,370	$ 128,318		$ 60,495
Restricted cash (presented within Other current assets)	664	414		414
Cash, cash equivalents and restricted cash	$ 51,034	$ 128,732	$ 115,700	$ 60,909	$ 62,117